UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2017

THE AES CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100 Arlington, Virginia		22203
(Address of principal executive offices)		(Zip code)
(703) 522-1315
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
____________________________________________________________________________________________________________

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 20, 2017, the Company held its Annual Meeting in Arlington, Virginia. The results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The election of nine directors to hold office for a one-year term expiring at the annual meeting in 2018 and until their respective successors are elected and qualified:

Director Name	For	Withhold/ Against	Broker Non-Votes	Abstained
Andrés R. Gluski	558,693,854	14,411,022	23,548,029	1,667,543
Charles L. Harrington	567,904,452	4,755,018	23,548,029	2,112,949
Kristina M. Johnson	566,142,753	6,541,663	23,548,029	2,088,003
Tarun Khanna	566,942,957	5,729,590	23,548,029	2,099,872
Holly K. Koeppel	567,343,983	5,327,073	23,548,029	2,101,363
James H. Miller	566,942,227	5,720,209	23,548,029	2,109,983
John B. Morse, Jr.	567,826,251	4,837,008	23,548,029	2,109,160
Moisés Naím	566,908,660	5,760,637	23,548,029	2,103,122
Charles O. Rossotti	542,945,942	25,051,852	23,548,029	6,774,625

Proposal 2: The consideration of a nonbinding advisory vote on executive compensation.

For:	539,006,962
Against:	30,151,475
Abstained:	5,613,982
Broker Non-Votes:	23,548,029

Proposal 3: The consideration of a nonbinding advisory vote on the frequency of the vote on executive compensation.

One Year:	506,720,272
Two Years:	534,825
Three Years:	65,478,410
Abstained:	2,038,912
Broker Non-Votes:	23,548,029

On April 20, 2017, following the Annual Meeting, the Board determined that the advisory vote on executive compensation would be held every year until the next vote on the frequency of such advisory vote.

Proposal 4: The ratification of Ernst & Young LLP as AES’ Independent Registered Public Accounting Firm for the year 2017.

For:	592,183,553
Against:	4,362,733
Abstained:	1,774,162
Broker Non-Votes:	0

Proposal 5: The consideration of a nonbinding, advisory Stockholder proposal seeking amendments to AES' current proxy access by-laws.

For:	186,064,377
Against:	382,331,455
Abstained:	6,376,587
Broker Non-Votes:	23,548,029

Proposal 6: The consideration of a nonbinding, advisory Stockholder proposal seeking a report on Company policies and technological advances through the year 2040.

For:	215,016,929
Against:	320,675,360
Abstained:	39,080,038
Broker Non-Votes:	23,548,029

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION (Registrant)

Date: April 21, 2017	By:	/s/ Brian A. Miller
Executive Vice President, General Counsel and Secretary